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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                Date of Report (Date of earliest event reported):

                                DECEMBER 8, 1999
                                ----------------



                               UNITEL VIDEO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                    1-8654                23-1713238
   ----------------------------       -----------           -------------------
   (State or other jurisdiction       (Commission           (I.R.S. Employer
         of incorporation)            File Number)          Identification No.)


555 WEST 57TH STREET, NEW YORK, NEW YORK                          10019
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)



                                212-265-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)


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FORM 8-K                                                      UNITEL VIDEO, INC.
(File no. 1-8654)                                                    Page 2 of 4
================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On or about May 21, 1999 Unitel Video, Inc. (the "Company") closed its Editel Los Angeles post-production division located in Los Angeles, California. Subsequent to that date, the Company disposed of certain assets used in connection with that business. Specifically, as of July 21, 1999, the Company subleased to At The Post, Inc., a Santa Monica, California, based post-production facility, one Quantel Henry machine (the "Henry Equipment") for a monthly rental of $16,261.88 (the "Monthly Rental Payment") for the balance of the term of the Company's lease for such equipment. Upon receipt of the Monthly Rental Payment, the Company pays the entire amount to the lessor under the Company's lease for the Henry Equipment. On July 22, 1999 the Company sold, pursuant to a publicly advertised auction, various items of post-production equipment owned by the Company that had been used in the Editel Los Angeles post-production business and received $756,759.65 in proceeds from such auction net of auctioneer fees and expenses. The auction was conducted by Joseph Finn Co., Inc., an independent auction company, pursuant to a letter agreement dated June 18, 1999 (the "Joseph Finn Letter Agreement"). The proceeds from the auction were used by the Company to repay outstanding indebtedness of the Company. Finally, on December 17, 1999, the Company transferred to SSI Advanced Post Services two complete URSA Gold telecine rooms and received net sale proceeds of $933,000. The proceeds from the sale of the two telecine rooms were used by the Company to pay amounts owed to the lessor of certain of the equipment sold, to repay outstanding indebtedness and for working capital purposes.

         On September 2, 1999, the Company closed its Unitel Post 38 post-production division located in New York City. Subsequent to that date, the Company disposed of certain assets used in connection with that business. Specifically, on December 8, 1999, the Company sold pursuant to a publicly advertised auction, together with pre-sales related to the auction, various items of post-production equipment and office equipment owned by the Company and by lessors of equipment leased to the Company that had been used in the Unitel Post 38 business. The auction was conducted by Michael Fox International, Inc. and Rabin Brothers, independent auction companies, pursuant to a Guaranteed Sale Agreement dated as of October 13, 1999 (the "Michael Fox/Rabin Agreement") between the Company and Michael Fox International, Inc. and Rabin Brothers, as amended, and generated $1,560,500 in gross sale proceeds. Upon receipt of the sale proceeds from the auction the Company will use such proceeds, after payment of fees and expenses of the auction, to repay outstanding indebtedness of the Company or to pay lessors of the leased equipment sold at the auction, as applicable. All of the assets sold by the Company and described in this Item 2 are hereinafter referred to, collectively, as the "Assets".


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FORM 8-K                                                      UNITEL VIDEO, INC.
(File no. 1-8654)                                                    Page 3 of 4
================================================================================

         The consideration received by the Company in connection with the private sale transactions described above was determined by arms-length negotiations between the Company and the purchasers. The consideration received by the Company in connection with the auction sales described above was determined by an open bidding process conducted by independent auction firms.

         The foregoing summary is qualified in its entirety by reference to the Joseph Finn Letter Agreement and the Michael Fox/Rabin Agreement, a copy of each of which is filed as an exhibit to this Report.

         To the Company's knowledge, there are no material relationships between the purchasers of the Assets and the Company or any of their affiliates, officers or directors, or any associates of any of their officers or directors.

ITEM 5.  OTHER EVENTS

         On September 28, 1999, the Company issued a press release announcing that the Company has engaged Houlihan Lokey Howard & Zukin Capital, L.P. ("Houlihan Lokey"), subject to the approval of the Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") which is presiding over the chapter 11 cases of the Company and its three domestic affiliates (collectively, the "Debtors"). Under the proposed engagement, Houlihan Lokey will explore the Debtors' strategic alternatives, including a sale of the Debtors in whole or in part. The Bankruptcy Court has approved the engagement of Houlihan Lokey by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired:

         Not applicable

(b)      Pro forma financial information:

         It is impractical for the Company to provide the required pro forma financial information at this time; the Company expects to file such information on or before February 21, 2000.

(c)    Exhibits:

         2.1(A) Letter agreement dated June 18, 1999 between Joseph Finn Co., Inc. and Unitel Video, Inc.


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FORM 8-K                                                      UNITEL VIDEO, INC.
(File no. 1-8654)                                                    Page 4 of 4
================================================================================

         2.1(B) Guaranteed Sale Agreement dated as of October 13, 1999 between Unitel Video, Inc. and Michael Fox International, Inc. and Rabin Brothers, as amended by letter agreement dated October 15, 1999 between Michael Fox International, Inc. and Unitel Video, Inc.

         99.1:  Unitel Video, Inc. Press Release dated September 28, 1999.

         Upon the request of the Securities and Exchange Commission, the Company agrees to furnish to the Commission a copy of any schedule or exhibit to the Joseph Finn Letter Agreement or the Michael Fox/Rabin Agreement omitted from the copy of such agreement filed herewith as Exhibit Nos. 2.1(A) and 2.1(B), respectively.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UNITEL VIDEO, INC.


Date: December 22, 1999                     By: /s/ Ira Glazer
                                                -------------------------------
                                             Ira Glazer
                                             Getzler & Co., Inc., consultant
                                             for Unitel Video, Inc.


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                                  EXHIBIT INDEX


   EXHIBIT NUMBER          DESCRIPTION

         2.1(A) Letter Agreement dated June 18, 1999 between Joseph Finn Co., Inc. and Unitel Video, Inc.

         2.1(B) Guaranteed Sale Agreement dated as of October 13, 1999 (the "Michael Fox/Rabin Agreement") between Unitel Video, Inc. and Michael Fox International, Inc. and Rabin Brothers, as amended by letter agreement dated October 15, 1999 between Michael Fox International, Inc. and Unitel Video, Inc.

         99.1              Unitel Video, Inc. Press Release dated September 28,
                           1999